Exhibit 10.13.3

3RD AMENDMENT OF LEASE FOR STORAGE

THIS 3RD AMENDMENT OF LEASE FOR STORAGE (“3rd Amendment”) is made April 30, 1999, between T.H.S. Northstar Associates Limited Partnership, a Minnesota limited partnership (“Landlord”), whose address 608 Second Avenue South, Minneapolis, MN 55402 and FISHNET.COM, INC. (“Tenant”), whose address is 608 Second Avenue South, Suite #167, Minneapolis MN 55402.

RECITALS

This 3rd Amendment is based upon the following recitals:

A.            Landlord and Tenant entered into a Lease dated July 30, 1996 (“Lease”), for the premises known as Suite SB-52 of the Northstar Building (“Building”), Minneapolis, MN 55402 (“Premises”).

B.            Landlord and Tenant amended the Lease by 1st Amendment dated March 10, 1998, and 2nd Amendment dated March 27, 1998 (Lease and Amendment(s) collectively, “Lease as amended”).

C.            Landlord and Tenant desire to further amend the Lease as amended to expand the Premises, extend the Term, modify Rent and otherwise amend the Lease as amended accordingly.

THEREFORE, in consideration of the mutual covenants and agreements stated in the Lease as amended and below, and for other sufficient consideration received and acknowledged by each party, Landlord and Tenant agree to amend the Lease as amended as follows:

1.             RECITALS.    All recitals are fully incorporated.

2.             PREMISES EXPANSION. Effective as of the “2nd Expansion Commencement Date” defined below, the Premises shall be expanded to include that area known as SB-50 of the Northstar West Building, consisting of 666 rentable square feet and SB-50 of the Northstar Building, consisting of 942 rentable square feet as indicated on the “2ND EXPANSION FLOOR PLAN” attached and incorporated as Exhibit A-1 (“2nd Expansion Space”). Therefore, the Premises shall encompass and be described as “Suites SB-52 and SB-50 of the Northstar Building, and SB-50 and SB-50C of the Northstar West Building for a total Premises of 3,078 rentable square feet.

3.             EXPANSION SPACE LEASE TERM. The Lease Term as it pertains to the 2nd Expansion Space shall commence July 1, 1999 (“2nd Expansion Commencement Date”), and shall expire on March 31, 2003.

4.             RENT. Effective on the 2nd Expansion Space Commencement Date and for the duration of the Lease Term through March 31, 2003, Rent shall be as follows:

Commencing July 1, 1999 through June 30, 2000, Rent for the 2nd Expansion Space only shall be $670.00 per month, for a total monthly rental payment of $1,895.00 for the entire Premises; and Commencing July 1, 2000 through June 30, 2001, Rent for the 2nd Expansion Space only shall be $1,366.80 per month, for a total monthly rental payment of $2,591.80 for the entire Premises; and

Commencing July 1, 2001 through June 30, 2002, Rent for the 2nd Expansion Space only shall be $2,090.40 per month, for a total monthly rental payment of $3,315.40 for the entire Premises; and

Commencing July 1, 2002 through March 31, 2003, Rent for the 2nd Expansion Space only shall be $2,174.82 per month, for a total monthly rental payment of $3,399.82 for the entire Premises.

5.             EXTENSION OF LEASE TERM. The Lease Term for the Premises shall be extended for a two (2) year and three (3) month term only, to begin April 1, 2003 and expire on June 30, 2005 (“2nd Extension Term”).

6.             RENT. Effective on the 2nd Extension Term Commencement Date and for the duration of the Lease Term through June 30, 2005, Rent shall be adjusted as follows:

Commencing April 1, 2003 through June 30, 2003, Rent due shall be payable in equal monthly installments of $4,012.32; and

Commencing July 1, 2003 through June 30, 2004, Rent due shall be payable in equal monthly installments of $4,099.42; and

Commencing July 1, 2004 through June 30, 2005, Rent due shall be payable in equal monthly installments of $4,264.04.

7.             DELIVERY OF AND IMPROVEMENTS TO THE 2ND EXPANSION SPACE. Landlord shall provide and Tenant shall accept the 2nd Expansion Space in “as-is” condition. Tenant may install air conditioning units as needed (“Tenant’s Work”). All Tenant’s Work shall require Landlord’s prior written approval.

8.             CONFLICTING PROVISIONS. If any provisions of this 3rd Amendment conflict with any of those of the Lease as amended, then the provisions of this 3rd Amendment shall govern.

9.             REMAINING LEASE PROVISIONS. Except as stated in this 3rd Amendment, all other viable and applicable provisions of the Lease as amended shall remain unchanged and continue in full force and effect throughout the Lease Term.

10.           BINDING EFFECT. Landlord and Tenant ratify and confirm the Lease as amended and agree that this 3rd Amendment shall bind and inure to the benefit of the parties, and their respective successors, assigns and representatives as of the date first stated.

---SIGNATURES APPEAR ON FOLLOWING PAGE---

AFFIRMING THE ABOVE, the parties have executed this 3RD AMENDMENT OF LEASE FOR STORAGE on the date first stated.

WITNESSES	LANDLORD
T.H.S. NORTHSTAR ASSOCIATES
LIMITED PARTNERSHIP

	By:	TrizecHahn Office Properties Inc., a
Delaware corporation, Managing Agent

/s/Jean M. Wilson	BY:	/s/Cynthia K. Yott .
Cynthia K. Yott
Vice President and Asst. Secretary

	BY:	/s/Stephen E. Budorick .
Stephen E. Budorick
Senior Vice President

TENANT
FISHNET.COM, INC.

/s/Karen Conarlatti	BY:	/s/Steve Solbrack	.

	ITS:	CFO	.

11061B

EXHIBIT A-1
NORTHSTAR
PLAN DELINEATING THE PREMISES
2ND EXPANSION FLOOR PLAN

SUITE #SB-50